Exhibit Item 77Q(1)(a)(ii)



Amended and Restated By-Laws of Metropolitan Life Insurance Company, approved June 27, 2000 (effective August 21, 2000) is incorporated herein by reference to the initial Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-837161) filed as Exhibit (6)(b) on March 5, 2002.